Exhibit 10.50

EXECUTION VERSION

SECOND AMENDMENT TO LOAN AND SERVICING AGREEMENT (this “Amendment”), dated as of June 16, 2020 (the “Amendment Date”), among Meadowbrook Run LLC, a Delaware limited liability company, as the borrower (the “Borrower”), FS KKR Capital Corp. II, a Maryland corporation, as the servicer (the “Servicer”), Morgan Stanley Bank, N.A., as the lender (the “Lender”), and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Servicer, the Lender and the Administrative Agent are party to that certain Loan and Servicing Agreement, dated as of November 22, 2019 (as the same may be amended, modified or supplemented prior to the Amendment Date in accordance with the terms thereof, the “Loan and Servicing Agreement”), by and among the Borrower, the Servicer, FS Investment Corporation II, as the equityholder, the Lender, each of the other lenders from time to time party thereto, the Administrative Agent and Wells Fargo Bank, National Association, as the collateral agent, the account bank and the collateral custodian, providing, among other things, for the making and the administration of the Advances by the Lender to the Borrower; and

WHEREAS, the Borrower, the Servicer, the Lender and the Administrative Agent desire to amend certain provisions of the Loan and Servicing Agreement, in accordance with Section 12.01 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.    Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Servicing Agreement.

ARTICLE II

Amendments to Loan and Servicing Agreement

SECTION 2.1.    As of the Amendment Date, the Loan and Servicing Agreement is hereby amended as follows:

(a)    The definition of “Aggregate Adjusted Borrowing Value” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“Aggregate Adjusted Borrowing Value” means, as of any date of determination, an amount equal to the sum of the Adjusted Borrowing Values of all Eligible Loan Assets included as part of the Collateral Portfolio on such date, after giving effect to all Eligible Loan Assets added to and removed from the Collateral Portfolio on such date.”;

(b)    Clause (iii) of the definition of “Assigned Value” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“the Assigned Value of any Loan that no longer satisfies the Eligibility Criteria (after giving effect to the first proviso set forth in the lead-in paragraph to Schedule III) shall be zero;”;

(c)    Clause (h) of the definition of “Concentration Limitations” in Section 1.1 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“(h)    not more than 30.0% of the Concentration Denominator may consist of Eligible Loan Assets that are Cov-Lite Loans; provided that such percentage limitation shall not include Second Lien Loans or Qualified Loans;”; and

(d)    Section 6.10 of the Loan and Servicing Agreement is amended and restated in its entirety as follows:

“Annual Independent Public Accountant’s Servicer Reports. The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Administrative Agent, each Lender and the Collateral Agent within ninety (90) days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2020, a report covering such fiscal year to the effect that such accountants have applied certain agreed-upon procedures (a copy of which procedures are attached hereto as Schedule IV) to certain documents and records relating to the Collateral Portfolio under any Transaction Document, compared the information contained in the Servicer Quarterly Reports, Servicer Monthly Reports and Servicer Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. In the event such independent public accountants require the Collateral Custodian to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 6.10, the Servicer shall direct the Collateral Custodian in writing to so agree; it being understood and agreed that the Collateral Custodian will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Collateral Custodian has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.”.

ARTICLE III

Representations and Warranties

SECTION 3.1.    The Borrower and the Servicer hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Unmatured Event of Default, Event of Default or Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of such day.

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ARTICLE IV

Conditions Precedent

SECTION 4.1.    This Amendment shall become effective upon its execution and delivery by each party hereto and the payment by the Borrower in immediately available funds of any fees (including reasonable and documented fees, disbursements and other charges of outside counsel to the Administrative Agent) to be received on the Amendment Date.

ARTICLE V

Miscellaneous

SECTION 5.1.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.2.    Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.    Ratification. Except as expressly amended hereby, the Loan and Servicing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Servicing Agreement for all purposes.

SECTION 5.4.    Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.    Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

MEADOWBROOK RUN LLC

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

[Signature Page to Second Amendment to Loan and Servicing Agreement]

SERVICER:

FS KKR CAPITAL CORP. II

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer

[Signature Page to Second Amendment to Loan and Servicing Agreement]

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Matthieu Milgrom
Name: Matthieu Milgrom
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan and Servicing Agreement]

LENDER:

MORGAN STANLEY BANK, N.A.

By:	/s/ Todor Glogov
Name: Todor Glogov
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan and Servicing Agreement]